UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 12, 2008

(Date of Earliest Event Reported)

HUMANA INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-5975	61-0647538
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Tax Identification No.)

500 West Main Street

Louisville, KY 40202

(Address of principal executive offices, including zip code)

(502) 580-1000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Humana Inc. today issued a press release regarding the retirement of Stefen F. Brueckner, and the naming of Thomas J. Liston as head of the Company’s Medicare operations. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Kathleen Pellegrino
Kathleen Pellegrino Vice President and Acting General Counsel

Dated: June 12, 2008